Exhibit 99.2

SL Green Realty Corp.

Third quarter

Supplemental Data

September 30, 2012

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2012 that will be released on Form 10-Q to be filed on or before November 9, 2012.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity Summary	39-42
Annual Lease Expirations	43-44

Summary of Real Estate Acquisition/Disposition Activity	45-47
Corporate Information	48
Analyst Coverage	49
Supplemental Definitions	50

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

THIRD QUARTER 2012 HIGHLIGHTS UNAUDITED

Summary

New York, NY, October 24, 2012 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $104.8 million, or $1.12 per diluted share, for the quarter ended September 30, 2012, compared to $87.9 million, or $1.00 per diluted share, for the same quarter in 2011.

Net income attributable to common stockholders totaled $7.7 million, or $0.09 per diluted share, for the quarter ended September 30, 2012, compared to $7.1 million, or $0.08 per diluted share, for the same quarter in 2011.

Operating and Leasing Activity

For the third quarter of 2012, the Company reported revenues and operating income of $361.4 million and $204.7 million, respectively, compared to $306.6 million and $162.3 million, respectively, for the same period in 2011. For the nine months ended September 30, 2012, the Company reported revenues and operating income of $1.0 billion and $653.7 million, respectively, compared to $934.6 million and $534.9 million, respectively, for the same period in 2011.

Same-store NOI on a combined basis increased by 0.4 percent to $575.3 million for the nine months ended September 30, 2012, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to the same period in 2011. Consolidated property same-store NOI increased by 0.2 percent to $499.7 million and unconsolidated joint venture property same-store NOI increased 1.7 percent to $75.7 million.

Same-store cash NOI on a combined basis increased by 5.4 percent to $516.1 million for the nine months ended September 30, 2012, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to the same period in 2011. Consolidated property same-store cash NOI increased by 5.7 percent to $443.9 million and unconsolidated joint venture property same-store cash NOI increased 3.7 percent to $72.3 million.

Occupancy for the Company’s stabilized, same-store Manhattan portfolio at September 30, 2012 was 93.3 percent as compared to 93.5 percent at September 30, 2011 and 93.2 percent at June 30, 2012.  During the quarter, the Company signed 47 office leases in its Manhattan portfolio totaling 412,407 square feet.  Eighteen leases totaling 306,837 square feet represented office leases that replaced previous vacancy, and 29 office leases comprising 105,570 square feet had average starting rents of $50.07 per rentable square foot, representing a 2.7 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the third quarter was 12.0 years and average tenant concessions were 4.8 months of free rent with a tenant improvement allowance of $41.53 per rentable square foot.

During the quarter, 215,337 square feet of office leases commenced in the Manhattan portfolio, 97,524 square feet of which represented office leases that replaced previous vacancy, and 117,813 square feet of which represented office leases that had average starting rents of $48.73 per rentable square foot, representing a 7.4 percent decrease over the previously fully escalated rents on the same office spaces.

THIRD QUARTER 2012 HIGHLIGHTS UNAUDITED

Occupancy for the Company’s Suburban portfolio was 81.5 percent at September 30, 2012, as compared to 82.2 percent at September 30, 2011 and 82.4 percent at June 30, 2012.

During the quarter, the Company signed 27 office leases in the Suburban portfolio totaling 158,614 square feet.  Ten leases totaling 41,753 square feet represented office leases that replaced previous vacancy, and 17 office leases comprising 116,861 square feet had average starting rents of $30.98 per rentable square foot, representing a 2.4 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the third quarter was 6.4 years and average tenant concessions were 3.8 months of free rent with a tenant improvement allowance of $14.46 per rentable square foot.

During the quarter, 134,737 square feet of office leases commenced in the Suburban portfolio, 52,998 square feet of which represented office leases that replaced previous vacancy, and 81,739 square feet of which represented office leases that had average starting rents of $31.89 per rentable square foot, representing a 1.8 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the third quarter included:

•                  New lease on 131,946 square feet with The City of New York for 20.8 years at 100 Church Street;

•                  New lease on 37,901 square feet with Capital One, N.A for 4.5 years at 280 Park Avenue;

•                  New lease on 34,634 square feet with Young & Rubicam, Inc. for 20.1 years at 3 Columbus Circle;

•                  New lease on 27,342 square feet with Alterra Insurance USA for 7.3 years at 1185 Avenue of the Americas;

•                  New lease on 20,512 square feet with San Ash New York Megastores LLC for 15.8 years at 333 West 34th Street; and

•                  New lease on 22,798 square feet with Merit Direct for 10.9 years at 1100 King Street, Westchester County, NY.

Marketing, general and administrative, or MG&A, expenses for the quarter ended September 30, 2012 were $20.6 million, or 5.0 percent of total revenues including the Company’s share of joint venture revenue compared to $18.9 million, or 5.3 percent for the quarter ended September 30, 2011.

Real Estate Investment Activity

In September 2012, the Company acquired the 267,000 square foot office buildings located at 635-641 Sixth Avenue for $173.0 million, or $648 per square foot. Office occupancy at 641 Sixth Avenue is 100 percent and the 635 Sixth Avenue office space will be redeveloped in order to reposition it for high quality tenancy.

In September 2012, the Company, together with an affiliate of Blackstone Real Estate Partners VII, Gramercy Capital Corp. and Square Mile Capital Management LLC, formed a joint venture to recapitalize a 31-property, 4.5-million-square-foot office portfolio in southern California. Following the recapitalization, Blackstone became the majority owner of the joint venture, with Equity Office Properties, a Blackstone affiliate, being

THIRD QUARTER 2012 HIGHLIGHTS UNAUDITED

responsible for the portfolio’s management and leasing. Prior to the recapitalization, the Company held $26.7 million in mezzanine and preferred equity positions in the entity that owned the portfolio. The new joint venture extended the $678.8 million mortgage secured by the portfolio for a term of 2 years with a 1-year extension option.

In August 2012, the Company formed a joint venture with Harel Insurance and Finance and the Naftali Group to develop a dormitory tower for Pace University at 33 Beekman Street in downtown Manhattan.  Pace University will lease the entire building under a long-term net lease agreement. The joint venture, in which the Company holds a 45.9 percent interest, acquired the development site for $31.2 million. Simultaneous with the closing, the joint venture also closed on a 5-year $75.0 million construction loan which bears interest at 275 basis points over LIBOR.

In September 2012, the Company, along with the Moinian Group, its joint venture partner, closed on the sale of a 214,372 square foot office condominium at 3 Columbus Circle to Young and Rubicam for a gross sale price of $143.6 million.  This transaction was part of a 340,000 square foot commitment by Young & Rubicam, which included a lease for 124,760 square feet.

In July 2012, the Company, along with its joint venture partner, sold One Court Square for a gross sale price of $481.1 million.  The transaction included the assumption by the purchaser of $315.0 million of existing debt. The Company, a 30 percent owner in the joint venture, received approximately $44.3 million of net proceeds from the sale.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $1.1 billion at September 30, 2012.  During the third quarter, the Company purchased and originated new debt and preferred equity investments totaling $203.3 million, all of which are collateralized by New York City commercial office properties, and recorded $125.0 million of principal reductions from investments that were sold, repaid or otherwise resolved. The debt and preferred equity investment portfolio had a weighted average maturity of 2.6 years as of September 30, 2012 and had a weighted average yield during the quarter ended September 30, 2012 of 9.6 percent.

Financing and Capital Activity

In July 2012, the Company redeemed the entire $100.0 million, 7.875 percent Series D Cumulative Redeemable Preferred Stock at a redemption price of $25.00 per share of preferred stock plus $0.4922 in accumulated and unpaid dividends through July 14, 2012.

In August 2012, the Company issued 6.50 percent Series I Cumulative Redeemable Preferred Stock generating net proceeds to the Company of $222.2 million.

In September 2012, the Company redeemed $100.0 million of its outstanding shares of 7.625 percent Series C Cumulative Redeemable Preferred Stock at a redemption price of $25.00 per share of preferred stock plus $0.3707 in accumulated and unpaid dividends through September 24, 2012. Following the redemption, the Company has 7.7 million shares of Series C Preferred Stock outstanding.

THIRD QUARTER 2012 HIGHLIGHTS UNAUDITED

In September 2012, the Company closed on a $175.0 million financing with a 1-year term and a 1-year extension option. This facility, which is secured by select assets in the Company’s debt portfolio, bears interest at 300 basis points over LIBOR and was unfunded as of September 30, 2012.

In August 2012, the Company, along with its joint venture partner, recapitalized the Meadows, a New Jersey office complex. The recapitalization resulted in the Company having a 50 percent ownership in the complex and recognizing $10.8 million of additional income.  As part of the recapitalization the property was encumbered by a new $60.0 million mortgage with a 3-year term and a 1-year extension option, which bears interest at 575 basis point over LIBOR, subject to a 2 percent floor.

Dividends

During the third quarter of 2012, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.25 per share of common stock, which was paid on October 15, 2012 to stockholders of record on the close of business on September 28, 2012;

•                  $0.4766 per share on the Company’s Series C Preferred Stock for the period July 15, 2012 through and including October 14, 2012, which was paid on October 15, 2012 to stockholders of record on the close of business on September 28, 2012, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.9064 per share; and

•                  $0.2934 per share on the Company’s Series I Preferred Stock for the period August 10, 2012 through and including October 14, 2012, which was paid on October 15, 2012 to stockholders of record on the close of business on September 28, 2012, and reflects the regular pro-rated quarterly dividend which is the equivalent of annualized dividend of $1.625 per share.

Key Financial Data
September 30, 2012
(Amounts in Thousands Except Ratios, Percentages, Per Share and Sq. Ft.)

	As of or for the three months ended
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Earnings Per Share
Net income available to common stockholders - diluted	$0.09	$1.14	$0.29	$0.03	$0.08
Funds from operations available to common stockholders - diluted	$1.12	$1.92	$1.10	$1.02	$1.00
Funds available for distribution to common stockholders - diluted	$0.81	$0.71	$0.87	$0.52	$0.44

Common Share Price & Dividends
At the end of the period	$80.07	$80.24	$77.55	$66.64	$58.15
High during period	$84.88	$83.31	$79.27	$71.33	$87.54
Low during period	$76.13	$70.91	$68.16	$55.14	$58.15
Common dividends per share	$0.25	$0.25	$0.25	$0.25	$0.10

FFO payout ratio	22.4%	13.0%	22.7%	24.6%	10.0%
FAD payout ratio	30.7%	35.2%	28.6%	47.9%	22.9%

Common Shares & Units
Common shares outstanding	90,363	89,938	88,855	86,045	85,969
Units outstanding	3,310	3,486	3,051	2,765	1,910
Total common shares and units outstanding	93,673	93,424	91,906	88,810	87,879

Weighted average common shares and units outstanding - basic	93,561	92,982	89,792	88,326	87,608
Weighted average common shares and units outstanding - diluted	93,891	93,351	90,173	88,744	88,081

Market Capitalization
Market value of common equity	$7,500,397	$7,496,342	$7,127,310	$5,918,298	$5,110,164
Liquidation value of preferred equity/units	442,050	442,050	442,050	392,500	392,500
Consolidated debt	6,388,277	6,278,024	6,081,046	6,094,696	5,886,440
Consolidated market capitalization	$14,330,724	$14,216,416	$13,650,406	$12,405,494	$11,389,104
SLG portion of JV debt	2,031,576	1,919,749	1,940,840	1,824,515	1,823,611
Combined market capitalization	$16,362,300	$16,136,165	$15,591,246	$14,230,009	$13,212,715

Consolidated debt to market capitalization	44.6%	44.2%	44.5%	49.1%	51.7%
Combined debt to market capitalization	51.5%	50.8%	51.5%	55.7%	58.4%

Consolidated debt service coverage	2.2	2.3	2.1	2.2	2.2
Consolidated fixed charge coverage	1.9	2.0	1.8	1.8	1.8
Combined fixed charge coverage	1.7	1.8	1.6	1.7	1.6

Supplemental Information	Third Quarter 2012

SL Green Realty Corp.
Key Financial Data
September 30, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Selected Balance Sheet Data
Real estate assets before depreciation	$11,719,628	$11,512,204	$11,338,420	$11,202,854	$10,619,202
Investments in unconsolidated joint ventures	$1,020,790	$1,014,042	$1,022,931	$893,933	$921,146
Debt and Preferred Equity Investments	$1,071,641	$982,209	$999,573	$985,942	$897,028
Cash and cash equivalents	$162,363	$256,799	$133,665	$138,192	$394,505
Investment in marketable securities	$21,549	$23,502	$25,689	$25,323	$54,962

Total assets	$14,284,939	$14,139,113	$13,761,713	$13,483,852	$13,162,645

Fixed rate & hedged debt	$4,960,419	$4,966,192	$4,773,768	$4,832,209	$4,750,111
Variable rate debt	1,427,858	1,311,832	1,307,278	1,262,487	1,136,329
Total consolidated debt	$6,388,277	$6,278,024	$6,081,046	$6,094,696	$5,886,440

Total liabilities	$7,110,271	$6,998,546	$6,822,003	$6,833,513	$6,635,292

Fixed rate & hedged debt - including SLG portion of JV debt	$6,262,129	$6,362,471	$6,105,516	$6,176,764	$6,094,873
Variable rate debt - including SLG portion of JV debt	2,157,724	1,835,302	1,916,370	1,742,447	1,615,178
Total combined debt	$8,419,853	$8,197,773	$8,021,886	$7,919,211	$7,710,051

Selected Operating Data
Property operating revenues	$324,300	$309,275	$302,477	$294,495	$282,114
Property operating expenses	(146,449)	(130,378)	(133,573)	(126,223)	(122,471)
Property operating NOI	$177,851	$178,897	$168,904	$168,272	$159,643
NOI from discontinued operations	750	—	519	1,945	1,946
Total property operating NOI - consolidated	$178,601	$178,897	$169,423	$170,217	$161,589
SLG share of property NOI from JVs	37,603	41,438	38,704	36,792	37,532
Total property operating NOI - combined	$216,204	$220,335	$208,127	$207,009	$199,121
Debt and preferred equity investment income	27,869	33,448	26,338	22,162	18,433
Other income	9,272	6,282	10,377	12,222	6,076
Gain on early extinguishment of debt from JVs	10,711	—	—	—	—
Marketing general & administrative expenses	(20,551)	(20,721)	(20,196)	(18,728)	(18,900)
EBITDA - combined	$243,505	$239,344	$224,646	$222,665	$204,730

Consolidated Debt to EBITDA (trailing-12 months)	8.1	8.1	8.4	8.2	8.0
Combined Debt to EBITDA (trailing-12 months)	8.9	8.9	9.2	8.8	8.6

SL Green Realty Corp.
Key Financial Data
September 30, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Selected Operating Data (Manhattan)
Property operating revenues	$280,476	$279,414	$276,587	$267,730	$255,779
Property operating expenses	119,039	112,953	117,869	106,609	106,716
Property operating NOI	$161,437	$166,461	$158,718	$161,121	$149,063
NOI from discontinued operations	—	—	519	1,945	1,946
Total property operating NOI - consolidated	$161,437	$166,461	$159,237	$163,066	$151,009

Other income - consolidated	$555	$1,071	$3,011	$2,263	$863

SLG share of property NOI from unconsolidated JV	$35,124	$36,989	$34,418	$32,300	$31,386

Portfolio Statistics (Manhattan)
Consolidated office buildings in service	28	27	26	26	24
Unconsolidated office buildings in service	7	7	7	7	7
	35	34	33	33	31

Consolidated office buildings in service - square footage	18,807,945	18,644,945	18,429,945	18,429,945	17,197,945
Unconsolidated office buildings in service - square footage	5,326,815	5,326,815	5,326,815	6,191,673	6,191,673
	24,134,760	23,971,760	23,756,760	24,621,618	23,389,618

Quarter end occupancy- same store - combined office (consolidated + joint venture)	93.3%	93.2%	93.4%	93.0%	93.5%

Office Leasing Statistics (Manhattan)
Total office leases commenced	55	38	54	49	41

Commenced office square footage filling vacancy	97,524	70,537	194,731	57,944	75,212
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	117,813	1,885,192	539,487	354,760	469,624
Total office square footage commenced	215,337	1,955,729	734,218	412,704	544,836

Average rent psf - leases commenced	$48.73	$50.18	$69.81	$63.11	$49.37
Previously escalated rents psf	$52.65	$50.12	$53.14	$58.64	$47.47
Percentage of new rent over previously escalated rents (1)	-7.4%	0.1%	31.4%	7.6%	4.0%
Tenant concession packages psf	$52.96	$49.98	$22.41	$22.82	$37.74
Free rent months	3.8	8.3	2.1	2.5	4.8

(1) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp.
Key Financial Data
September 30, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties (2)

	As of or for the three months ended
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Selected Operating Data (Suburban)
Property operating revenues	$25,796	$26,904	$26,038	$25,515	$25,061
Property operating expenses	14,064	13,809	12,633	14,872	12,193
Property operating NOI	$11,732	$13,095	$13,405	$10,643	$12,868
NOI from discontinued operations	—	—	—	—	—
	$11,732	$13,095	$13,405	$10,643	$12,868

Other income - consolidated	$2,670	$1,100	$607	$459	$399

SLG share of property NOI from unconsolidated JV	$2,446	$4,442	$4,287	$4,448	$6,147

Portfolio Statistics (Suburban)
Consolidated office buildings in service	25	25	25	25	25
Unconsolidated office buildings in service	5	6	6	6	6
	30	31	31	31	31

Consolidated office buildings in service - square footage	3,863,000	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated office buildings in service - square footage	1,539,700	2,941,700	2,941,700	2,941,700	2,941,700
	5,402,700	6,804,700	6,804,700	6,804,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	81.5%	82.4%	82.9%	82.6%	82.2%

Office Leasing Statistics (Suburban)
Total office leases commenced	26	20	32	29	17

Commenced office square footage filling vacancy	52,998	7,450	39,641	36,978	20,879
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	81,739	209,109	106,337	47,354	103,279
Total office square footage commenced	134,737	216,559	145,978	84,332	124,158

Average rent psf - leases commenced	$31.89	$25.25	$33.74	$31.13	$38.49
Previously escalated rents psf	$32.48	$31.60	$35.36	$33.72	$37.85
Percentage of new rent over previously escalated rents (1)	-1.8%	-20.1%	-4.6%	-7.7%	1.7%
Tenant concession packages psf	$14.32	$11.42	$8.62	$18.94	$19.54
Free rent months	2.6	8.9	2.0	2.2	12.0

(1) Calculated on space that was occupied within the previous 12 months

(2) Excludes the west coast properties

COMPARATIVE BALANCE SHEETS

Unaudited
($000’s omitted)

	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Assets
Commercial real estate properties, at cost:
Land & land interests	2,937,866	2,872,122	2,816,831	2,684,626	2,581,957
Buildings & improvements fee interest	7,438,364	7,311,351	7,191,889	7,147,527	6,731,915
Buildings & improvements leasehold	1,331,190	1,316,523	1,317,492	1,302,790	1,293,122
Buildings & improvements under capital lease	12,208	12,208	12,208	12,208	12,208
	11,719,628	11,512,204	11,338,420	11,147,151	10,619,202
Less accumulated depreciation	(1,339,324)	(1,269,979)	(1,202,507)	(1,136,603)	(1,071,183)
	$10,380,304	$10,242,225	$10,135,913	$10,010,548	$9,548,019
Other real estate investments:
Investment in and advances to unconsolidated joint ventures	1,020,790	1,014,042	1,022,931	893,933	921,146
Debt and preferred equity investments, net	1,071,641	982,209	999,573	985,942	897,028

Assets held for sale, net	91,574	91,574	—	76,562	—
Cash and cash equivalents	162,363	256,799	133,665	138,192	394,505
Restricted cash	143,058	138,493	98,563	86,584	102,084
Investment in marketable securities	21,549	23,502	25,689	25,323	54,962
Tenant and other receivables, net of $21,575 reserve at 9/30/12	35,315	32,728	29,020	32,107	31,661
Related party receivables	—	7,793	7,665	4,001	3,212
Deferred rents receivable, net of reserve for tenant credit loss of $30,076 at 9/30/12	330,349	315,700	300,419	281,974	265,600
Deferred costs, net	253,137	249,147	211,728	210,786	191,123
Other assets	774,859	784,901	796,547	737,900	753,305

Total Assets	$14,284,939	$14,139,113	$13,761,713	$13,483,852	$13,162,645

COMPARATIVE BALANCE SHEETS

Unaudited
($000’s omitted)

	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Liabilities
Mortgages & other loans payable	$4,849,233	$4,861,463	$4,409,715	$4,314,741	$4,018,861
Senior unsecured notes	1,176,252	1,173,769	1,171,331	1,270,656	1,267,580
Revolving credit facility	200,000	80,000	400,000	350,000	500,000
Accrued interest and other liabilities	100,528	114,003	116,498	126,135	126,405
Accounts payable and accrued expenses	147,452	140,910	137,500	142,428	146,445
Deferred revenue	360,752	352,151	373,573	357,193	381,211
Capitalized lease obligations	17,167	17,148	17,130	17,112	17,094
Deferred land lease payable	18,833	18,721	18,608	18,495	18,382
Dividends and distributions payable	29,154	30,126	29,652	28,398	15,002
Security deposits	47,698	47,463	47,996	46,367	44,312
Liabilities related to assets held for sale	63,202	62,792	—	61,988	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	$7,110,271	$6,998,546	$6,822,003	$6,833,513	$6,635,292

Noncontrolling interest in operating partnership (3,310 units outstanding) at 9/30/12	265,093	279,685	237,763	195,030	114,726
Series G Preferred Units	47,550	47,550	47,550	—	—
Series H Preferred Units	2,000	2,000	2,000	2,000	—

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	180,340	274,022	274,022	274,022	274,022
Series D Perpetual Preferred Shares	—	96,321	96,321	96,321	96,321
Series I Perpetual Preferred Shares	222,245	—	—	—	—
Common stock, $.01 par value, 160,000 shares authorized, 93,970 issued and outstanding at 9/30/12	940	936	925	892	892
Additional paid—in capital	4,589,423	4,557,652	4,469,777	4,236,959	4,225,903
Treasury stock (3,607 shares) at 9/30/12	(319,905)	(319,866)	(319,866)	(308,708)	(307,535)
Accumulated other comprehensive loss	(29,281)	(28,413)	(24,376)	(28,445)	(24,462)
Retained earnings	1,728,150	1,741,160	1,665,547	1,704,506	1,763,403
Total SL Green Realty Corp. stockholders’ equity	6,371,912	6,321,812	6,162,350	5,975,547	6,028,544

Noncontrolling interest in other partnerships	488,113	489,520	490,047	477,762	384,083

Total equity	$6,860,025	$6,811,332	$6,652,397	$6,453,309	$6,412,627

Total Liabilities and Equity	$14,284,939	$14,139,113	$13,761,713	$13,483,852	$13,162,645

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2012	2011	2012	2012	2011
Revenues
Rental revenue, net	$281,496	$242,938	$267,691	$810,001	$708,593
Escalation and reimbursement revenues	42,804	39,176	41,584	126,050	104,446
Investment income	27,869	18,433	33,448	87,655	98,256
Other income	9,272	6,076	6,282	25,932	23,256
Total Revenues, net	361,441	306,623	349,005	1,049,638	934,551

Equity in net income (loss) from unconsolidated joint ventures	11,658	(2,728)	70,890	80,988	7,663
Gain (loss) on early extinguishment of debt	—	(67)	—	—	904

Expenses
Operating expenses	83,980	69,093	68,919	226,168	191,792
Ground rent	8,874	8,463	8,890	26,570	24,110
Real estate taxes	53,595	44,915	52,569	157,662	128,957
Loan loss and other investment reserves, net of recoveries	—	—	—	564	(1,870)
Transaction related costs	1,372	169	1,970	4,493	3,820
Marketing, general and administrative	20,551	18,900	20,721	61,469	61,375
Total Operating Expenses	168,372	141,540	153,069	476,926	408,184

Operating Income	204,727	162,288	266,826	653,700	534,934

Interest expense, net of interest income	85,828	74,603	82,327	248,292	207,042
Amortization of deferred financing costs	4,493	2,986	3,553	11,626	9,469
Depreciation and amortization	83,429	73,358	77,812	238,324	202,394
(Gain) Loss on equity investment in marketable securities	(2,237)	—	—	(2,237)	133

Income from Continuing Operations	33,214	11,341	103,134	157,695	115,896

Income (loss) from discontinued operations	223	1,116	—	145	4,665
Gain (loss) on sale of discontinued operations	—	—	—	6,627	46,085
Equity in net gain (loss) on sale of joint venture interest / real estate	(4,807)	3,032	9,534	11,987	3,032
Purchase price fair value adjustment	—	999	—	—	489,889
Depreciable real estate reserves, net of recoveries	—	—	5,789	5,789	—
Net Income	28,630	16,488	118,457	182,243	659,567

Net income attributable to noncontrolling interests	(2,402)	(1,864)	(7,308)	(11,668)	(22,510)
Dividends on preferred units	(571)	—	(565)	(1,533)	—

Net Income (Loss) Attributable to SL Green Realty Corp	25,657	14,624	110,584	169,042	637,057

Preferred stock redemption costs	(10,010)	—	—	(10,010)	—
Dividends on perpetual preferred shares	(7,915)	(7,545)	(7,544)	(23,004)	(22,634)

Net Income (Loss) Attributable to Common Stockholders	$7,732	$7,079	$103,040	$136,028	$614,423

Earnings per Share
Net income (loss) per share (basic)	$0.09	$0.08	$1.15	$1.53	$7.40
Net income (loss) per share (diluted)	$0.09	$0.08	$1.14	$1.52	$7.36

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Nine Months Ended
		September 30,	September 30,	June 30,	September 30,	September 30,
		2012	2011	2012	2012	2011
Funds from Operations
Net Income Attributable to Common Stockholders		$7,732	$7,079	$103,040	$136,028	$614,423

Add:	Depreciation and amortization	83,429	73,358	77,812	238,324	202,394
	Discontinued operations depreciation adjustments	—	—	—	—	676
	Joint ventures depreciation and noncontrolling interests adjustments	6,669	9,865	6,366	22,176	23,174
	Net income attributable to noncontrolling interests	2,402	1,864	7,308	11,668	22,510
Less:	Gain (loss) on sale of discontinued operations	—	—	—	6,627	46,085
	Equity in net gain (loss) on sale of joint venture property / real estate	(4,807)	3,032	9,534	11,987	3,032
	Purchase price fair value adjustment	—	999	—	—	489,889
	Depreciable real estate reserves, net of recoveries	—	—	5,789	5,789	—
	Non-real estate depreciation and amortization	220	242	209	697	667
	Funds From Operations	$104,819	$87,893	$178,994	$383,096	$323,504

	Funds From Operations - Basic per Share	$1.12	$1.00	$1.93	$4.16	$3.81

	Funds From Operations - Diluted per Share	$1.12	$1.00	$1.92	$4.14	$3.79

Funds Available for Distribution
FFO		$104,819	$87,893	$178,994	383,096	323,504

Add:	Non real estate depreciation and amortization	220	242	209	697	667
	Amortization of deferred financing costs	4,493	2,986	3,553	11,626	9,469
	Non-cash deferred compensation	9,334	6,823	8,093	26,089	24,205
Less:	FAD adjustment for Joint Ventures	2,828	3,418	4,036	9,674	12,574
	FAD adjustment for discontinued operations	—	1,262	—	—	3,728
	Straight-line rental income and other non cash adjustments	15,684	21,206	81,596	115,880	95,146
	Second cycle tenant improvements	13,144	19,016	12,308	27,386	42,180
	Second cycle leasing commissions	4,209	5,503	18,502	24,272	13,641
	Revenue enhancing recurring CAPEX	564	1,464	972	1,747	2,777
	Non-revenue enhancing recurring CAPEX	6,062	7,639	7,079	20,940	12,909

Funds Available for Distribution		$76,375	$38,436	$66,356	$221,609	$174,891
	Diluted per Share	$0.81	$0.44	$0.71	$2.40	$2.05

First cycle tenant improvements		$1,998	$13,082	$4,610	$11,585	$24,262
First cycle leasing commissions		$5,409	$2,820	$57	$5,843	$3,661
Redevelopment Costs		$5,986	$7,786	$6,921	$20,589	$16,406

Payout Ratio of Funds from Operations		22.4%	10.0%	13.0%	18.1%	7.9%
Payout Ratio of Funds Available for Distribution		30.7%	22.9%	35.2%	31.3%	14.6%

CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000’s omitted)

	Series C	Series D	Series I						Accumulated Other
	Preferred	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2011	$274,022	$96,321	$—	$892	$4,236,959	$(308,708)	$1,704,506	$477,762	$(28,445)	$6,453,309

Net Income attributable to SL Green							159,032	6,792		165,824
Preferred Dividend							(23,004)			(23,004)
Cash distributions declared ($0.75 per common share)							(67,491)			(67,491)
Cash distributions to noncontrolling interests								(15,622)		(15,622)
Comprehensive Income - Unrealized loss on derivative instruments									698	698
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs									(873)	(873)
Comprehensive Income - Unrealized loss on marketable securities									(661)	(661)
Net proceeds from exercise of stock options				4	12,889					12,893
Redemption of units and dividend reinvestment proceeds				15	117,007					117,022
Consolidation of joint venture								19,181		19,181
Reallocation of noncontrolling interests in the operating partnership							(44,893)			(44,893)
Issuance of preferred stock			222,245							222,245
Redemption of preferred stock	(93,682)	(96,321)								(190,003)
Issuance of common stock				27	201,272					201,299
Deferred compensation plan				2	629	(11,197)				(10,566)
Amortization of deferred compensation					20,667					20,667
Balance at September 30, 2012	$180,340	$—	$222,245	$940	$4,589,423	$(319,905)	$1,728,150	$488,113	$(29,281)	$6,860,025

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2011	86,045,684	2,764,737		88,810,421	—	88,810,421

YTD share activity	4,317,379	545,712		4,863,091		4,863,091
Share Count at September 30, 2012 - Basic	90,363,063	3,310,449	—	93,673,512	—	93,673,512

Weighting factor	(1,433,752)	(122,799)	368,059	(1,188,492)		(1,188,492)
Weighted Average Share Count at September 30, 2012 - Diluted	88,929,311	3,187,650	368,059	92,485,020	—	92,485,020

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	September 30, 2012		September 30, 2011
	Total	SLG Interest	Total	SLG Interest
Land & land interests	$1,774,351	$795,240	$1,444,301	$663,357
Buildings & improvements fee interest	5,293,650	2,229,405	4,772,017	2,067,508
Buildings & improvements leasehold	7,491	3,371	29,708	13,369
	7,075,492	3,028,016	6,246,026	2,744,234
Less accumulated depreciation	(505,217)	(212,850)	(454,104)	(187,435)

Net real estate	$6,570,275	$2,815,166	$5,791,922	$2,556,799

Cash and cash equivalents	74,876	30,469	81,866	37,446
Restricted cash	273,246	116,460	67,628	32,462
Debt investments	—	—	29,312	14,656
Tenant and other receivables, net of $1,351 reserve at 9/30/12	32,119	12,022	26,136	9,085
Deferred rents receivable, net of reserve for tenant credit loss of $3,335 at 9/30/12	77,050	27,642	72,129	28,709
Deferred costs, net	158,815	59,408	86,834	37,667
Other assets	207,525	86,976	279,631	120,175

Total assets	$7,393,906	$3,148,143	$6,435,458	$2,836,999

Mortgage loans payable	$5,134,174	$2,031,576	$4,126,266	$1,823,611
Derivative instruments-fair value	37,798	18,904	36,297	18,158
Accrued interest and other liabilities	13,551	5,338	92,612	45,096
Accounts payable and accrued expenses	103,061	45,309	60,613	30,113
Deferred revenue	223,289	105,907	144,867	54,765
Security deposits	12,089	4,858	5,391	2,632
Contributed Capital (1)	1,869,944	936,251	1,969,412	862,624

Total liabilities and equity	$7,393,906	$3,148,143	$6,435,458	$2,836,999

As of September 30, 2012 the Company had twenty three unconsolidated joint venture interests. These interests are accounted for using the equity method of accounting and are not consolidated into the Company’s financial statements. We have consolidated the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue, a 51% interest in 750 Washington Avenue, a 49.9% interest in 180 Maiden Lane, and 80% interests in 19-21 East 65th Street, 44 West 55th Street, 400 East 57th Street, 400 East 58th Street, 752-760 Madison Avenue and 762 Madison Avenue.

(1)         Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended September 30, 2012		June 30, 2012	Three Months Ended September 30, 2011
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$103,666	$43,131	$46,908	$97,946	$41,009
Escalation and reimbursement revenues	8,756	3,636	3,578	8,694	3,652
Other income	7,699	3,774	3,638	18,062	6,334
Total Revenues, net	$120,121	$50,541	$54,124	$124,702	$50,995

Expenses
Operating expenses	$17,984	$7,898	$7,239	$17,686	$7,844
Ground rent	657	—	38	927	117
Real estate taxes	12,008	5,040	5,409	12,920	5,502
Total Operating Expenses	$30,649	$12,938	$12,686	$31,533	$13,463

NOI	$89,472	$37,603	$41,438	$93,169	$37,532
Cash NOI	$84,916	$36,364	$38,875	$90,051	$37,468

Transaction related costs	$934	$455	$38	$1,752	$737
Interest expense, net of interest income	55,058	19,901	21,407	55,432	23,118
Amortization of deferred financing costs	2,338	958	1,170	2,384	864
Depreciation and amortization	35,242	15,342	15,807	36,149	15,541

Gain on early extinguishment of debt	21,421	10,711	—	—	—

Net Income (Loss)	$17,321	$11,658	$3,016	$(2,548)	$(2,728)

Plus: Real estate depreciation	35,268	15,347	15,801	36,125	15,535
FFO Contribution	$52,589	$27,005	$18,817	$33,577	$12,807

FAD Adjustments:
Add: Non real estate depreciation and amortization	$2,312	$953	$1,176	$2,408	$870
Less: Straight-line rental income and other non-cash adjustments	(5,605)	(1,774)	(2,661)	(5,154)	(1,152)
Less: Second cycle tenant improvement	(7,009)	(1,774)	(776)	(5,253)	(2,457)
Less: Second cycle leasing commissions	(723)	(175)	(1,665)	(2,337)	(616)
Less: Recurring CAPEX	(168)	(58)	(110)	(290)	(63)
FAD Adjustment	$(11,193)	$(2,828)	$(4,036)	$(10,626)	$(3,418)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	Nine Months Ended September 30, 2012		Nine Months Ended September 30, 2011
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$316,933	$135,317	$309,096	$138,238
Escalation and reimbursement revenues	24,910	10,453	30,080	14,504
Other income	22,744	11,102	22,878	8,648
Total Revenues, net	$364,587	$156,872	$362,054	$161,390

Expenses
Operating expenses	$50,957	$22,711	$52,551	$25,067
Ground rent	2,317	155	2,743	357
Real estate taxes	37,865	16,261	38,660	17,862
Total Operating Expenses	$91,139	$39,127	$93,954	$43,286

NOI	$273,448	$117,745	$268,100	$118,104
Cash NOI	$253,478	$111,816	$252,775	$114,454

Transaction related costs	$1,292	$654	$2,569	$1,129
Interest expense, net of interest income	160,528	64,728	148,871	61,844
Amortization of deferred financing costs	7,009	2,755	10,169	3,901
Depreciation and amortization	107,749	47,205	101,738	43,567

Gain on early extinguishment of debt	21,421	10,711	—	—

Net Income (Loss)	$18,291	$13,114	$4,753	$7,663

Plus: Real estate depreciation	107,709	47,197	101,645	43,546
FFO Contribution	$126,000	$60,311	$106,398	$51,209

FAD Adjustments:
Add: Non real estate depreciation and amortization	$7,049	$2,763	$10,262	$3,922
Less: Straight-line rental income and other non-cash adjustments	(20,825)	(6,566)	(17,550)	(4,987)
Less: Second cycle tenant improvement	(10,226)	(3,196)	(16,541)	(7,976)
Less: Second cycle leasing commissions	(7,698)	(2,494)	(7,518)	(3,081)
Less: Recurring CAPEX	(592)	(181)	(1,399)	(452)
FAD Adjustment	$(32,292)	$(9,674)	$(32,746)	$(12,574)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

		Three Months Ended		Three Months Ended	Nine Months Ended
		September 30,	September 30,	June 30,	September 30,	September 30,
		2012	2011	2012	2012	2011
	Property NOI

	Property operating NOI	$177,851	$159,643	$178,897	$525,652	$468,185
	NOI from discontinued operations	750	1,946	—	1,269	8,933
	Total property operating NOI - consolidated	178,601	161,589	178,897	526,921	477,118
	SLG share of property NOI from JVs	37,603	37,532	41,438	117,745	118,100
	NOI	$216,204	$199,121	$220,335	$644,666	$595,218

Less:	Free rent (net of amortization)	1,146	5,065	1,770	9,315	12,012
	Net FAS 141 adjustment	1,856	1,497	2,014	4,043	13,579
	Straightline revenue adjustment	15,640	20,910	17,593	52,158	67,957

Plus:	Allowance for S/L tenant credit loss	(501)	1,371	1,075	3,368	5,136
	Ground lease straight-line adjustment	192	95	210	574	149
	Cash NOI	$197,253	$173,115	$200,243	$583,092	$506,955

	Components of Consolidated Debt Service and Fixed Charges

	Interest expense	86,355	75,428	82,327	249,417	210,471
	Fixed amortization principal payments	12,230	9,484	11,602	37,357	26,294
	Total Consolidated Debt Service	98,585	84,912	93,929	286,774	236,765

	Payments under ground lease arrangements	8,682	8,558	8,680	25,996	24,259
	Dividends on preferred units	571	—	565	1,533	—
	Dividends on perpetual preferred shares	7,915	7,545	7,544	23,004	22,634
	Total Consolidated Fixed Charges	115,753	101,015	110,718	337,307	283,658

	Consolidated Interest Coverage Ratio	2.5	2.4	2.7	2.5	2.7
	Consolidated Debt Service Coverage Ratio	2.2	2.2	2.3	2.2	2.4
	Consolidated Fixed Charge Coverage Ratio	1.9	1.8	2.0	1.9	2.0

SELECTED FINANCIAL DATA 2012 Same Store - Consolidated Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June	September 30,	September 30,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$215,167	$212,734	1.1%	$214,123	$645,464	$645,730	0.0%
	Escalation & reimbursement revenues	29,763	31,906	-6.7%	30,906	91,329	90,879	0.5%
	Other income	3,177	1,233	157.7%	2,249	8,866	5,988	48.1%
	Total Revenues	248,107	245,873	0.9%	247,278	745,659	742,597	0.4%
Expenses
	Operating expenses	56,220	56,732	-0.9%	51,780	163,099	163,890	-0.5%
	Ground rent	9,038	8,735	3.5%	9,038	27,086	24,721	9.6%
	Real estate taxes	39,512	38,277	3.2%	40,476	120,320	116,104	3.6%
	Transaction related costs	—	14	-100.0%	—	—	171	-100.0%
		104,770	103,758	1.0%	101,294	310,505	304,886	1.8%

	Operating Income	143,337	142,115	0.9%	145,984	435,154	437,711	-0.6%

	Interest expense & amortization of financing costs	49,495	47,086	5.1%	46,848	143,605	136,720	5.0%
	Depreciation & amortization	61,526	59,798	2.9%	60,261	181,912	177,793	2.3%
	Income before noncontrolling interest	32,316	35,231	-8.3%	38,875	109,637	123,198	-11.0%

Plus:	Real estate depreciation & amortization	61,516	59,789	2.9%	60,251	181,882	177,765	2.3%

	FFO Contribution	93,832	95,020	-1.3%	99,126	291,519	300,963	-3.1%

Less:	Non—building revenue	1,255	611	105.4%	1,147	3,114	1,210	157.4%

Plus:	Transaction related costs	—	14	-100.0%	—	—	171	-100.0%
	Interest expense & amortization of financing costs	49,495	47,086	5.1%	46,848	143,605	136,720	5.0%
	Non-real estate depreciation	10	9	11.1%	10	30	28	7.1%
	NOI	142,082	141,518	0.4%	144,837	432,040	436,672	-1.1%

Cash Adjustments
Less:	Free rent (net of amortization)	452	2,906	-84.4%	1,235	5,748	8,226	-30.1%
	Straightline revenue adjustment	10,126	16,565	-38.9%	12,449	37,030	55,222	-32.9%
	Rental income - FAS 141	4,168	4,342	-4.0%	4,578	13,483	16,947	-20.4%
Plus:	Ground lease straight-line adjustment	285	139	105.0%	285	854	511	67.1%
	Allowance for S/L tenant credit loss	(581)	892	-165.1%	773	2,453	3,754	-34.7%
	Cash NOI	$127,040	$118,736	7.0%	$127,633	$379,086	$360,542	5.1%

Operating Margins
	NOI to real estate revenue, net	57.69%	57.49%		58.66%	57.99%	58.60%
	Cash NOI to real estate revenue, net	51.59%	48.24%		51.69%	50.88%	48.39%

	NOI before ground rent/real estate revenue, net	61.36%	61.04%		62.32%	61.63%	61.92%
	Cash NOI before ground rent/real estate revenue, net	55.14%	51.73%		55.24%	54.41%	51.63%

SELECTED FINANCIAL DATA 2012 Same Store - Joint Venture Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June	September 30,	September 30,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$31,012	$29,598	4.8%	$30,733	$92,178	$88,625	4.0%
	Escalation & reimbursement revenues	1,976	1,968	0.4%	1,879	5,538	5,638	-1.8%
	Other income	10,911	2,328	368.7%	49	11,050	2,444	352.1%
	Total Revenues	43,899	33,894	29.5%	32,661	108,766	96,707	12.5%
Expenses
	Operating expenses	4,987	4,662	7.0%	4,526	14,056	13,864	1.4%
	Ground rent	—	—		—	—	—
	Real estate taxes	2,586	2,661	-2.8%	2,799	8,179	8,327	-1.8%
	Transaction related costs	22	—	—	—	22	60	—
		7,595	7,323	3.7%	7,325	22,257	22,251	0.0%

	Operating Income	36,304	26,571	36.6%	25,336	86,509	74,456	16.2%

	Interest expense & amortization of financing costs	13,297	13,044	1.9%	13,074	39,478	39,076	1.0%
	Depreciation & amortization	9,824	10,139	-3.1%	9,816	29,322	29,237	0.3%
	Income before noncontrolling interest	13,183	3,388	289.1%	2,446	17,709	6,143	188.3%

Plus:	Real estate depreciation & amortization	9,829	10,134	-3.0%	9,809	29,313	29,219	0.3%

	FFO Contribution	23,012	13,522	70.2%	12,255	47,022	35,362	33.0%

Less:	Non—building revenue	10,767	29	37027.6%	39	10,861	135	7945.2%

Plus:	Transaction related costs	22	—		—	22	60	-63.3%
	Interest expense & amortization of financing costs	13,297	13,044	1.9%	13,074	39,478	39,076	1.0%
	Non-real estate depreciation	(5)	5	-200.0%	7	9	18	-50.0%
	NOI	25,559	26,542	-3.7%	25,297	75,670	74,381	1.7%

Cash Adjustments
Less:	Free rent (net of amortization)	126	1,115	0.0%	(197)	36	1,738	98%
	Straightline revenue adjustment	795	758	8.0%	755	2,267	2,301	-1.5%
	Rental income - FAS 141	488	346	41.0%	472	1,335	1,124	18.8%
Plus:	Ground lease straight-line adjustment	—	—	0.0%	—	—	—	0.0%
	Allowance for S/L tenant credit loss	72	276	-73.9%	62	218	456	-52.2%
	Cash NOI	$24,222	$24,599	-1.5%	$24,329	$72,250	$69,674	3.7%

Operating Margins
	NOI to real estate revenue, net	77.14%	78.38%		77.55%	77.29%	77.02%
	Cash NOI to real estate revenue, net	73.11%	72.64%		74.58%	73.80%	72.15%

	NOI before ground rent/real estate revenue, net	77.14%	78.38%		77.55%	77.29%	77.02%
	Cash NOI before ground rent/real estate revenue, net	72.89%	71.82%		74.39%	73.57%	71.68%

SELECTED FINANCIAL DATA 2012 Same Store - Combined Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June	September 30,	September 30,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$246,179	$242,332	1.6%	$244,856	$737,642	$734,355	0.4%
	Escalation & reimbursement revenues	31,739	33,874	-6.3%	32,785	96,867	96,517	0.4%
	Other income	14,088	3,561	295.6%	2,298	19,916	8,432	136.2%
	Total Revenues	292,006	279,767	4.4%	279,939	854,425	839,304	1.8%
Expenses
	Operating expenses	61,207	61,394	-0.3%	56,306	177,155	177,754	-0.3%
	Ground rent	9,038	8,735	3.5%	9,038	27,086	24,721	9.6%
	Real estate taxes	42,098	40,938	2.8%	43,275	128,499	124,431	3.3%
	Transaction related costs	22	14	57.1%	—	22	231	-90.5%
		112,365	111,081	1.2%	108,619	332,762	327,137	1.7%

	Operating Income	179,641	168,686	6.5%	171,320	521,663	512,167	1.9%

	Interest expense & amortization of financing costs	62,792	60,130	4.4%	59,922	183,083	175,796	4.1%
	Depreciation & amortization	71,350	69,937	2.0%	70,077	211,234	207,030	2.0%
	Income before noncontrolling interest	45,499	38,619	17.8%	41,321	127,346	129,341	-1.5%

Plus:	Real estate depreciation & amortization	71,345	69,923	2.0%	70,060	211,195	206,984	2.0%

	FFO Contribution	116,844	108,542	7.6%	111,381	338,541	336,325	0.7%

Less:	Non—building revenue	12,022	640	1778.4%	1,186	13,975	1,345	939.0%

Plus:	Transaction related costs	22	14	57.1%	—	22	231	-90.5%
	Interest expense & amortization of financing costs	62,792	60,130	4.4%	59,922	183,083	175,796	4.1%
	Non-real estate depreciation	5	14	-64.3%	17	39	46	-15.2%
	NOI	167,641	168,060	-0.2%	170,134	507,710	511,053	-0.7%

Cash Adjustments
Less:	Free rent (net of amortization)	578	4,021	0.0%	1,038	5,784	9,964	42%
	Straightline revenue adjustment	10,921	17,323	8.0%	13,204	39,297	57,523	-31.7%
	Rental income - FAS 141	4,656	4,688	-0.7%	5,050	14,818	18,071	-18.0%
Plus:	Ground lease straight-line adjustment	285	139	105.0%	285	854	511	67.1%
	Allowance for S/L tenant credit loss	(509)	1,168	-143.6%	835	2,671	4,210	-36.6%
	Cash NOI	$151,262	$143,335	5.5%	$151,962	$451,336	$430,216	4.9%

Operating Margins
	NOI to real estate revenue, net	59.81%	60.18%		60.97%	60.35%	60.95%
	Cash NOI to real estate revenue, net	53.97%	51.33%		54.46%	53.65%	51.31%

	NOI before ground rent/real estate revenue, net	63.04%	63.31%		64.21%	63.57%	63.90%
	Cash NOI before ground rent/real estate revenue, net	57.38%	54.04%		57.40%	56.55%	53.76%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited ($000’s omitted)

	Principal		2012				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2012	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
673 First Avenue	29,222	5.67%	922	Feb-13		28,984	—	Open
609 Fifth Avenue	93,768	5.85%	1,616	Oct-13		92,062	—	Open
220 East 42nd Street	187,072	5.25%	4,525	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	126,624	7.22%	3,495	Nov-15		109,537	—	Open
500 West Putnam Avenue	24,189	5.52%	503	Jan-16		22,376	—	Open
420 Lexington Avenue	185,739	7.50%	2,002	Sep-16		175,740	—	Open
1-6 Landmark Square	84,870	4.00%	1,514	Dec-16		77,936	—	Jun-13
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue	8,410	3.75%	115	Feb-17		7,664	—	Aug-13
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
110 East 42nd Street	65,000	5.81%	—	Jul-17		65,000	—	Open
1 Madison Avenue - South Building	612,600	5.91%	19,061	May-20		404,531	—	Open
100 Church Street	230,000	4.68%	—	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
400 East 57th Street	70,000	4.13%	—	Jan-24		1,168	—	Open
400 East 58th Street	30,000	4.13%	—	Jan-24		501	—	Open
	3,604,144	5.64%	33,753			3,172,883
Secured fixed rate debt - Other
609 Partners, LLC	23	5.00%	—	Jul-14		23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	50,023	8.00%	—			50,023
Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Revolving credit facility (swapped)	30,000	3.20%	—	Nov-15		30,000	Nov-16	Open
Unsecured notes	274,835	6.00%	—	Mar-16		275,000	—	Open
Convertible notes	284,872	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,607	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	357	4.00%	—	Jun-25	(2)	357	—	Jun-15
Convertible notes	18,003	3.00%	—	Mar-27	(3)	18,003	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
	1,306,252	5.34%	—			1,366,938
Total Fixed Rate Debt/Wtd Avg	4,960,419	5.59%	33,753			4,589,844

Floating rate debt
Secured floating rate debt
521 Fifth Avenue (Libor +200 bps)	150,000	2.24%	—	Apr-13		150,000	—	Open
180 Maiden Lane (Libor + 211.25 bps)	273,280	2.56%	7,934	Nov-16		240,788	—	Open
1515 Broadway (Libor + 250 bps)	771,786	3.52%	8,391	Apr-18		719,320	—	Open

	1,195,066	3.14%	16,325			1,110,108

Unsecured floating rate debt
Revolving credit facility (Libor + 150 bps)	170,000	1.75%	—	Nov-15		170,000	Nov-16	Open
	170,000	1.75%	—			170,000

Total Floating Rate Debt/Wtd Avg	1,365,066	2.97%	16,325			1,280,108

Total Debt/Wtd Avg - Consolidated	6,325,485	5.02%	50,078			5,869,952

Total Debt/Wtd Avg - Joint Venture	2,031,576	4.88%

Weighted Average Balance & Interest Rate with SLG JV Debt	8,260,619	4.94%

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Venture Unaudited ($000’s omitted)

				2012				As-Of
	Principal Outstanding - 9/30/12			Principal	Maturity		Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

1604-1610 Broadway	27,000	12,150	5.66%	—	Jul-12	(2)	12,150	—	Open
100 Park Avenue	212,888	106,231	6.64%	1,167	Sep-14		103,579	—	Open
7 Renaissance	856	428	10.00%	—	Feb-15		428	—	Open
11 West 34th Street	17,561	5,268	4.82%	81	Jan-16		4,977	—	Open
280 Park Avenue	710,000	351,177	6.55%	—	Jun-16		341,953	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16		50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17		109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17		33,176	—	Open
800 Third Avenue	20,910	8,981	6.00%	—	Aug-17		8,981	—	Open
388/390 Greenwich Street	1,106,756	559,996	5.19%	—	Dec-17		559,996	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22		32,750	—	Aug-15
717 Fifth Avenue (mezzanine)	292,242	31,903	9.00%	—	Jun-24		31,903	—	Open
Total Fixed Rate Debt/Wtd Avg	3,291,963	1,301,710	5.83%	1,248			1,289,543

Floating rate debt

29 West 34th Street (Libor + 165 bps)	53,513	26,757	2.24%	63	May-13		26,757	—	Open
1552 Broadway (Libor + 300 bps)	105,960	52,980	3.24%	—	Aug-13		52,980	—	Open
16 Court Street (Libor + 250 bps)	84,944	29,730	2.74%	—	Oct-13		29,730	—	Open
180-182 Broadway (Libor + 275 bps)	61,684	15,729	2.99%	—	Dec-13		15,729	—	Open
West Coast Office Portfolio (mortgage) (Libor + 314 bps)	678,797	187,553	3.38%	—	Sep-14		187,553	—	Open
West Coast Office Portfolio (mezzanine) (Libor +950 bps)	68,000	18,788	10.00%	—	Sep-14		18,788	—	Open
747 Madison (Libor + 275 bps)	33,125	11,041	3.07%	—	Oct-14		11,041	—	Open
Meadows (Libor + 575 bps)	57,000	28,500	7.75%	—	Sep-15		28,500	—	Open
3 Columbus Circle (Libor + 210 bps)	249,203	121,860	2.56%	3,734	Apr-16		111,466	—	Open
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.14%	—	Jun-16		15,000	—	Open
724 Fifth Avenue (Libor + 235 bps)	120,000	60,000	2.59%	—	Jan-17		60,000	—	Open
10 East 53rd Street (Libor +250 bps)	125,000	68,750	2.74%	—	Feb-17		68,750	—	Mar-14
33 Beekman (Libor + 275 bps)	18,362	8,428	2.98%	—	Aug-17		8,428	—	Open
600 Lexington Avenue (Libor + 200 bps)	125,000	68,750	2.46%	342	Oct-17		58,097	—	Open
388/390 Greenwich Street (Libor + 115 bps)	31,622	16,000	1.42%	—	Dec-17		16,000	—	Open
Total Floating Rate Debt/Wtd Avg	1,842,210	729,866	3.19%	4,139			708,818

Total Joint Venture Debt/Wtd Avg	5,134,173	2,031,576	4.88%	5,387			1,998,361

(1)         Average Libor for the quarter used to determine coupon on floating rate debt.

(2)         The loan went into default in November 2009 due to the non-payment of debt service. The joint venture is in discussions with the special servicer to resolve this default.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	45.4%		Less than 60%
Fixed Charge Coverage	1.8	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	30.0%		Less than 60%
Secured Debt / Total Assets	12.0%		Less than 40%
Debt Service Coverage	2.9	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	430.0%		Greater than 150%

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited ($000’s omitted)

Consolidated

	Principal		2012				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2012	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	500,000	5.12%	—			450,608

Secured fixed rate debt - Other
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	50,000	8.00%	—			50,000

Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Revolving credit facility (swapped)	30,000	3.20%	—	Nov-15		30,000	Nov-16	Open
Unsecured notes	274,835	6.00%	—	Mar-16		275,000	—	Open
Unsecured notes	249,607	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	357	4.00%	—	Jun-25	(2)	357	—	Jun-15
	903,377	6.10%	—			903,935

Total Fixed Rate Debt/Wtd Avg	1,453,377	5.83%	—			1,404,543

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (Libor + 150 bps)	170,000	1.75%	—	Nov-15		170,000	Nov-16	Open
Total Floating Rate Debt/Wtd Avg	170,000	1.75%	—			170,000

Total Debt/Wtd Avg - Consolidated	1,623,377	5.40%	—			1,574,543

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	39.7%		Less than 60%
Fixed Charge Coverage	2.7	x	Greater than 1.5x
Secured Debt / Total Assets	10.9%		Less than 40%
Unsecured Debt / Unencumbered Assets	38.7%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

	2012 Scheduled	2013 Scheduled	2014 Scheduled	2015 Scheduled	Deferred Land	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Lease Obligations (1)	Maturity

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	—	2027	(3)
420 Lexington Avenue	10,933	10,933	10,933	10,933	—	2029	(4)
711 Third Avenue	5,250	5,250	5,250	5,250	273	2033	(5)
752 Madison Avenue/19-21 East 65th Street	209	212	212	212	—	2037	(6)
673 First Avenue	3,010	3,010	3,010	3,010	18,560	2037
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
1055 Washing Blvd, Stamford	615	615	615	615	—	2090

Total	$33,639	$33,642	$33,642	$33,642	$18,833

Capitalized Lease
673 First Avenue	$1,555	$1,555	$1,555	$1,593	$17,167	2037

(1) Per the balance sheet at September 30, 2012.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Subject to renewal at the Company’s option through 2080.

(5) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(6) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal through 2087.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield (2)

6/30/2011	$582,418	$579,434	6.12%	6.28%

Debt originations/accretion (1)	$99,171
Preferred Equity originations/accretion	$254,019
Redemptions/Sales/Amortization/Reserves	$(38,580)
9/30/2011	$897,028	$811,836	7.99%	8.02%

Debt originations/accretion (1)	$102,026
Preferred Equity originations/accretion	$4,373
Redemptions/Sales/Amortization/Reserves	$(17,485)
12/31/2011	$985,942	$961,012	8.20%	8.36%

Debt originations/accretion (1)	$71,967
Preferred Equity originations/accretion	$4,356
Redemptions/Sales/Amortization/Reserves	$(62,692)
3/31/2012	$999,573	$1,012,386	8.96%	9.65%

Debt originations/accretion (1)	$62,038
Preferred Equity originations/accretion	$20,727
Redemptions/Sales/Amortization/Reserves (3)	$(100,129)
6/30/2012	$982,209	$1,025,495	9.62%	9.55%

Debt originations/accretion (1)	$208,633
Preferred Equity originations/accretion	$6,232
Redemptions/Sales/Amortization/Reserves	$(125,433)
9/30/2012	$1,071,641	$1,086,824	9.62%	9.55%

(1) Accretion includes original issue discounts and compounding investment income.

(2) Includes interest, origination fees and amortized discount recognized in the last month of the quarter.

(3) Included $91,574 of a First Mortgage that was transferred into assets held for sale.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield

New York City

Senior Mortgage Debt	$18,000	$28,500	$254	14.13%	12.73%

Junior Mortgage Participation	$199,512	$2,007,072	$433	9.14%	8.93%

Mezzanine Debt	$529,271	$845,500	$797	9.40%	9.33%

Preferred Equity	$324,858	$1,463,347	$379	10.27%	10.11%

Balance as of 9/30/12	$1,071,641	$4,344,419	$593	9.62%	9.55%

Current Maturity Profile (2)

(1) Approximately 32.0% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) The weighted maturity is 2.63 years.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments ($000’s omitted)

Investment Type	Book Value (1)	Location	Collateral Type	Senior Financing	Last $ PSF	Current Yield

Preferred Equity	$208,903	New York City	Office	926,260	$449	8.70%
Mortgage and Mezzanine	132,000	New York City	Office	330,000	$284	9.06%
Mortgage and Mezzanine	113,828	New York City	Office	1,109,000	$1,114	8.76%
Preferred Equity	98,208	New York City	Office	480,000	$250	13.03%
Mezzanine Loan	71,015	New York City	Office/Retail	165,000	$1,979	9.72%
Mortgage and Mezzanine	66,147	New York City	Office/Retail	205,000	$392	7.49%
Mezzanine Loan	60,000	New York City	Office	170,000	$337	9.68%
Junior Mortgage Participation	49,000	New York City	Office	133,000	$475	8.47%
Mortgage and Mezzanine	46,476	New York City	Office	169,822	$429	10.56%
Mortgage and Mezzanine	41,647	New York City	Office	—	$347	8.33%

Total	$887,224			$3,688,082		9.36%

(1) Net of unamortized fees, discounts, and reserves.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	81.8	81.8	81.8	70.9	70.8	32,270,124	3	3	15
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	81.5	86.0	86.0	84.3	85.3	21,444,804	2	2	23
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	73.8	73.8	70.0	70.0	94.0	26,727,240	3	2	19
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	94.9	94.8	94.6	95.2	95.5	48,887,532	5	4	31
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	2	80.2	80.6	85.1	85.6	86.1	20,601,348	2	2	73
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	90.2	90.2	90.2	90.2	90.2	13,169,316	1	1	3
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	90.5	89.6	90.9	90.3	86.4	61,854,540	7	5	219
461 Fifth Avenue (1)	Midtown	Leasehold Interest	1	200,000	1	95.9	98.8	98.8	98.8	98.8	14,912,676	2	1	15
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	99.1	94.1	90.8	90.8	90.8	52,562,004	6	5	23
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2	99.2	99.2	99.2	99.2	33,469,320	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	85.2	85.2	84.7	84.7	84.2	13,488,432	1	1	9
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	93.8	94.5	94.5	94.6	94.6	47,476,656	5	4	24
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.4	99.7	99.7	99.7	99.7	20,250,672	2	2	7
711 Third Avenue (2)	Grand Central North	Leasehold Interest	1	524,000	2	86.3	87.5	87.5	94.8	94.2	25,799,904	3	2	16
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	98.0	97.9	97.9	97.1	97.1	41,362,476	4	4	32
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	86.0	85.5	86.4	86.4	86.4	37,074,828	4	3	37
919 Third Avenue (3)	Grand Central North	Fee Interest	1	1,454,000	5	96.9	96.9	96.9	99.9	99.9	85,499,448		4	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	95.2	95.2	99.9	99.9	99.9	73,248,168	8	6	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	94.8	97.8	97.8	90.0	91.5	34,923,348	4	3	38
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	98.7	98.7	99.8	99.8	99.8	67,027,596	7	6	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	86.6	97.4	96.9	96.9	96.9	4,304,772	0	0	16

Subtotal / Weighted Average			21	14,782,945	50%	92.2%	92.3%	92.6%	92.0%	92.8%	$776,355,204	74%	64%	643

“Non Same Store”
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	0	87.1	95.5	96.9	95.5	—	6,700,476	1	1	89
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	77.7	77.7	78.7	69.9	71.2	7,990,416	1	1	19
180 Maiden Lane (4)	Financial East	Fee Interest	1	1,090,000	4	97.7	97.7	97.7	97.7	—	52,676,496		2	5
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	95.8	95.8	—	—	—	10,326,468	1	1	17
521 Fifth Avenue	Grand Central	Fee Interest	1	460,000	2	85.6	88.7	90.9	90.9	92.1	22,205,652	2	2	45
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1	—	—	—	—	7,480,008	1	1	8
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0	100.0	100.0	100.0	100.0	109,229,412	12	10	13

Subtotal / Weighted Average			7	4,025,000	14%	95.6%	96.4%	96.8%	96.2%	96.1%	$216,608,928	18%	17%	196

Total / Weighted Average Manhattan Consolidated Properties			28	18,807,945	64%	92.9%	93.1%	93.4%	92.8%	93.2%	$992,964,132	92%	80%	839

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	95.1	95.2	95.0	95.0	95.0	52,249,596		2	37
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0	100.0	100.0	100.0	100.0	107,986,128		5	1
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	79.0	70.4	72.6	72.6	77.8	16,707,684		1	27
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	87.1	86.3	84.2	84.3	80.9	26,588,340		1	36
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0	100.0	100.0	100.0	100.0	34,739,508		1	1

Subtotal / Weighted Average			6	4,972,515	17%	96.5%	95.9%	95.8%	95.8%	95.8%	$238,271,256		10%	102
“Non Same Store”
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	90.6	91.9	91.9	—	—	18,735,120		1	18

Subtotal / Weighted Average			1	354,300	1%	90.6%	91.9%	91.9%	—	—	$18,735,120		1%	18

Total / Weighted Average Unconsolidated Properties			7	5,326,815	18%	96.1%	95.7%	95.6%	95.8%	95.8%	$257,006,376		11%	120

Manhattan Grand Total / Weighted Average			35	24,134,760	82%	93.7%	93.7%	93.9%	92.5%	93.0%	$1,249,970,508			959
Manhattan Grand Total - SLG share of Annualized Rent											$1,047,574,992		91%
Manhattan Same Store Occupancy % - Combined				19,755,460	82%	93.3%	93.2%	93.4%	93.0%	93.5%

Portfolio Grand Total			65	29,537,460	100%	91.4%	91.6%	91.9%	91.5%	91.5%	$1,384,754,040			1,400
Portfolio Grand Total - SLG Share of Annualized Rent											$1,146,633,236		100%

(1) SL Green holds an option to acquire the fee interest on this building.

(2) SL Green owns 50% of the building fee.

(3) SL Green holds a 51% interest in this consolidated joint venture asset.

(4) SL Green holds a 49.9% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Suburban Properties

												Annualized
			# of	Useable	% of Total	Occupancy (%)					Annualized	Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	74.9	74.9	74.9	74.9	74.9	1,628,796	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	47.0	80.3	80.3	80.3	80.3	760,920	0	0	2
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	70.8	78.7	78.7	80.1	80.1	1,713,132	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	59.4	59.4	59.4	59.4	59.4	1,571,868	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	79.2	79.2	79.2	79.2	79.9	1,891,368	0	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	78.2	78.2	78.2	78.2	78.2	2,440,584	0	0	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	72.5	72.5	73.6	73.6	73.6	3,641,076	0	0	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	86.0	86.0	85.5	85.5	84.9	3,142,836	0	0	13
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	70.7	69.5	69.5	61.2	61.2	4,047,312	0	0	10
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	87.5	87.5	87.5	87.5	87.5	5,183,520	1	0	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	76.9	76.9	76.9	78.1	76.2	3,937,812	0	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	95.3	95.3	95.3	93.6	95.3	4,109,340	0	0	12
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	94.3	94.3	94.3	94.3	94.3	13,263,252	1	1	16
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	79.8%	81.4%	81.5%	80.6%	80.5%	$47,331,816	5%	5%	95

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	93.9	94.9	95.2	95.6	93.1	8,864,256	1	1	59
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	66.6	66.6	66.6	64.1	64.1	770,568	0	0	8
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	54.6	54.6	54.6	52.3	51.1	2,343,252	0	0	12
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	72.7	72.7	72.7	72.7	72.7	2,263,980	0	0	9
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.5	99.5	99.5	99.1	99.5	764,292	0	0	11
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	87.1	87.1	87.1	87.1	87.1	3,937,692	0	0	6
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	74.6	88.5	88.5	88.5	88.5	4,050,324		0	7
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	93.6	93.6	93.6	93.6	7,270,332		0	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	78.7	79.7	81.0	84.5	87.7	5,504,772	1	0	18
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	86.4	84.9	88.8	88.8	87.0	1,499,688	0	0	20
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	60.9	53.6	51.5	53.3	47.7	2,799,276	0	0	17
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	55.1	51.3	51.3	51.3	51.2	2,833,728	0	0	10
Connecticut Subtotal/Weighted Average			12	1,727,900	5%	79.3%	79.7%	80.0%	80.3%	79.5%	$42,902,160	3%	3%	186

Total / Weighted Average Consolidated Properties			25	3,863,000	13%	79.6%	80.6%	80.8%	80.5%	80.1%	$90,233,976	8%	8%	281

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	82.2	80.8	80.8	79.0	78.2	13,251,252		1	54
16 Court Street - 35%	Brooklyn, New York	Fee Interest	1	317,600	1	83.7	81.1	87.4	90.3	89.9	9,530,040		0	67
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	91.2	95.2	95.2	95.2	95.3	21,768,264		0	39
Total / Weighted Average Unconsolidated Properties			5	1,539,700	5%	86.2%	86.9%	88.2%	88.1%	87.7%	$44,549,556		1%	160

Suburban Grand Total / Weighted Average			30	5,402,700	18%	81.5%	82.4%	82.9%	82.6%	82.2%	$134,783,532			441
Suburban Grand Total - SLG share of Annualized Rent											$99,058,245		9%
Suburban Same Store Occupancy % - Combined				5,402,700	100%	81.5%	82.4%	82.9%	82.6%	82.2%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Retail, Development Land & West Coast Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants
“Same Store” Retail
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	8	23.7	23.7	23.7	23.7	23.7	2,001,902	5	7,490,827	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	4	100.0	100.0	100.0	100.0	100.0	2,231,736	3	15,382,405	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	8	100.0	100.0	100.0	100.0	100.0	6,684,456	14	23,349,965	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	4	100.0	100.0	100.0	100.0	100.0	4,636,224	10	47,985,725	2
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	31	89.4	89.4	89.4	89.4	79.4	34,255,116	16	279,966,857	7
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	52,000	13	100.0	100.0	100.0	100.0	100.0	1,582,560	7	16,357,696	3
Subtotal/Weighted Average			6	264,276	68%	86.6%	86.6%	86.6%	86.6%	82.1%	$51,391,994	54%	$390,533,474	16

“Non Same Store” Retail
19-21 East 65th Street - 80%	Plaza District	Leasehold Interest	2	23,610	6	100.0	100.0	100.0	—	—	1,440,671	5	7,482,617	7
44 West 55th Street - 80%	Plaza District	Fee Interest	1	8,557	2	37.6	56.4	56.4	—	—	231,000	1	4,744,770	2
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	17	84.7	91.6	92.9	—	—	12,263,640	26	223,700,263	8
752 Madison Avenue - 80%	Plaza District	Leasehold Interest	1	21,124	5	100.0	100.0	100.0	—	—	3,179,868	11	7,131,361	1
762 Madison Avenue - 80%	Plaza District	Fee Interest	1	6,109	2	100.0	100.0	100.0	—	—	1,284,756	4	16,625,566	5
Subtotal/Weighted Average			6	124,410	32%	87.7%	92.6%	93.3%	0.0%	0.0%	$18,399,935	46%	$259,684,577	23

Total / Weighted Average Retail Properties			12	388,686	100%	87.0%	88.5%	88.7%	86.6%	82.1%	$69,791,929	100%	$650,218,051	39

Development
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	11	57.1	57.1	57.1	32.1	32.1	3,473,071	9	54,764,439	4
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	3	33.0	33.0	26.4	26.0	18.3	671,400	2	16,786,963	16
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	3	8.1	8.1	—	—	—	176,004	0	5,598,438	1
180-182 Broadway - 25.5%	Cast Iron / Soho	Fee Interest	2	156,086	6	—	—	—	—	—	—	—	99,896,466	—
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	31,932,219	—
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	1	10.8	10.8	10.8	10.8	10.8	313,536	1	9,315,978	1
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	21	28.3	14.4	15.7	16.8	19.7	13,006,810	16	416,201,605	17
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	48	55.9	54.0	55.1	74.5	78.2	58,387,824	73	1,021,662,301	30
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	4	—	—	—	—	—	—	—	83,551,734	—
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	0	—	100.0	100.0	100.0	100.0	—	—	69,418,118	—
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	1	23.3	59.7	59.7	59.7	59.7	—	—	158,254,845	1
Total / Weighted Average Development Properties			13	2,521,563	100	41.1%	38.2%	38.5%	45.4%	47.5%	$76,028,645	100%	$1,967,383,106	70

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	11,250,000	42	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	15,850,000	58	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$27,100,000	100%	$559,279,807

West Coast
West Coast Office Portfolio - 27.63%		Fee Interest	59	4,473,603	100	76.3	—	—	—	—	94,146,415	100	855,103,924
Total / Weighted Average California Properties			59	4,473,603	100%	76.3%	0.0%	0.0%	0.0%	0.0%	$94,146,415	100%	$855,103,924

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value
400 East 57th Street - 80%	Upper East Side	Fee Interest	1	290,482	260	95.4	96.9	95.0	—	—	2,632	9,278,601	111,829,205
400 East 58th Street - 80%	Upper East Side	Fee Interest	1	140,000	125	97.6	94.4	96.0	—	—	2,851	4,654,251	49,091,238
Total / Weighted Average Residential Properties			2	430,482	385	96.1%	96.1%	95.3%	—	—	$2,703	$13,932,852	$160,920,443

(1) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
333 West 34th Street	Penn Station	Fee Interest	345,400	4	90.2	90.2	90.2	90.2	90.2	13,169,316	4	4	3
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	95.9	98.8	98.8	98.8	98.8	14,912,676	5	4	15
555 West 57th Street	Midtown West	Fee Interest	941,000	10	99.2	99.2	99.2	99.2	99.2	33,469,320	10	9	11
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	98.0	97.9	97.9	97.1	97.1	41,362,476	13	11	32
810 Seventh Avenue	Times Square	Fee Interest	692,000	8	86.0	85.5	86.4	86.4	86.4	37,074,828	12	10	37
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	16	96.9	96.9	96.9	99.9	99.9	85,499,448		12	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	12	95.2	95.2	99.9	99.9	99.9	73,248,168	23	20	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	94.8	97.8	97.8	90.0	91.5	34,923,348	11	9	38

Subtotal / Weighted Average			6,036,400	66%	95.3%	95.6%	96.5%	96.4%	96.5%	$333,659,580	77%	79%	166

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	95.8	95.8	—	—	—	10,326,468	3	3	17
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	—	—	—	—	7,480,008	2	2	8

Subtotal / Weighted Average			378,000	4%	94.2%	95.8%	—	—	—	$17,806,476	6%	5%	25

Grand Total / Weighted Average			6,414,400	70%	95.2%	95.6%	96.5%	96.4%	96.5%	$351,466,056	83%		191
Grand Total - SLG share of Annualized Rent										$309,571,326		83%

Suburban Properties - Reckson Portfolio
CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	74.9	74.9	1,628,796	1	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	47.0	80.3	80.3	80.3	80.3	760,920	0	0	2
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	70.8	78.7	78.7	80.1	80.1	1,713,132	1	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	59.4	59.4	59.4	59.4	59.4	1,571,868	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.2	79.2	79.2	79.2	79.9	1,891,368	1	1	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.2	78.2	78.2	78.2	78.2	2,440,584	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	72.5	72.5	73.6	73.6	73.6	3,641,076	1	1	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	86.0	86.0	85.5	85.5	84.9	3,142,836	1	1	13
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	3	70.7	69.5	69.5	61.2	61.2	4,047,312	1	1	10
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	3	87.5	87.5	87.5	87.5	87.5	5,183,520	2	1	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	2	76.9	76.9	76.9	78.1	76.2	3,937,812	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	1	95.3	95.3	95.3	93.6	95.3	4,109,340	1	1	12
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	4	94.3	94.3	94.3	94.3	94.3	13,263,252	4	4	16
680 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	133,000	1	74.6	88.5	88.5	88.5	88.5	4,050,324		1	7
750 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	93.6	93.6	93.6	7,270,332		1	9
1055 Washington Avenue	Stamford, Connecticut	Leasehold Interest	182,000	2	78.7	79.7	81.0	84.5	87.7	5,504,772	2	1	18
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	2	60.9	53.6	51.5	53.3	47.7	2,799,276	1	1	17

Total / Weighted Average Consolidated Properties			2,785,500	30%	79.5%	81.1%	81.1%	80.7%	80.6%	$66,956,520	17%	17%	146

Grand Total / Weighted Average			2,785,500	30%	79.5%	81.1%	81.1%	80.7%	80.6%	$66,956,520			146
Grand Total - SLG share of Annualized Rent										$61,409,399		17%

Reckson Portfolio Grand Total			9,199,900	100%	90.4%	91.1%	91.6%	91.4%	91.5%	$418,422,576			337
Portfolio Grand Total - SLG Share of Annualized Rent										$370,980,725	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Development Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Cash Rent ($’s)	Book Value	Tenants

“Non Same Store”
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	—	—	—	—	—	—	83,551,734	—
Total Development Properties			104,000	100%	0.0%	0.0%	0.0%	0.0%	0.0%	$—	$83,551,734	—

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

Tenant Name	Property	Lease Expiration	Total Square Feet	Annualized Cash Rent ($)		PSF Annualized	% of Annualized Cash Rent	SLG Share of Annualized Cash Rent($)	% of SLG Share of Annualized Cash Rent	S&P Credit Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$128,372,063	(1)	$42.46	9.3%	$73,048,899	6.4%	A-
Viacom International, Inc.	1515 Broadway	2031	1,271,881	79,629,087		$62.61	5.8%	79,629,087	6.9%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 280 Park Avenue	2014 & 2020	1,238,829	72,454,297		$58.49	5.2%	69,040,773	6.0%	A+
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	41,687,758		$51.90	3.0%	20,810,529	1.8%	A-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	34,739,509		$53.89	2.5%	11,206,966	1.0%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,027,800		$66.24	3.0%	20,924,178	1.8%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2017	494,476	21,367,205		$43.21	1.5%	21,367,205	1.9%	BBB+
The City of New York	16 Court Street & 100 Church Street	2012, 2014, 2017 & 2034	341,903	14,209,952		$41.56	1.0%	13,271,308	1.2%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	15,055,290		$44.39	1.1%	15,055,290	1.3%
Ralph Lauren Corporation	625 Madison Avenue	2019	330,486	21,911,971		$66.30	1.6%	21,911,971	1.9%	A-
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	289,534	15,891,444		$54.89	1.1%	10,288,529	0.9%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,613,809		$37.59	0.8%	10,613,809	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	16,015,760		$60.85	1.2%	8,168,038	0.7%
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2016 & 2021	242,663	8,791,937		$36.23	0.6%	8,791,937	0.8%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,329,276		$44.38	0.7%	10,329,276	0.9%
HF Management Services LLC	100 Church Street	2032	230,394	6,951,072		$30.17	0.5%	6,951,072	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,841,416		$25.64	0.4%	5,841,416	0.5%
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	9,964,354		$44.60	0.7%	4,974,205	0.4%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	213,456	10,735,682		$50.29	0.8%	9,664,951	0.8%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2012, 2015 & 2030	207,136	7,722,132		$37.28	0.6%	7,089,424	0.6%
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	204,076	5,649,471		$27.68	0.9%	5,649,471	1.1%	A-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	11,990,366		$66.04	0.9%	11,990,366	1.0%	BBB
Fuji Color Processing Inc.	200 Summit Lake Drive	2019	165,880	5,236,262		$31.57	0.4%	5,236,262	0.5%	AA-
King & Spalding	1185 Avenue of the Americas	2025	162,243	9,772,247		$60.23	0.7%	9,772,247	0.9%
United Nations	220 East 42nd Street	2014, 2017, 2021 & 2022	162,146	7,370,071		$45.45	0.5%	7,370,071	0.6%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,389,897		$82.80	1.0%	13,389,897	1.2%	BBB+
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	156,265	7,807,627		$49.96	0.6%	7,807,627	0.7%
National Hockey League	1185 Avenue of the Americas	2022	148,217	11,438,195		$77.17	0.8%	11,438,195	1.0%
D.E. Shaw and Company L.P.	120 West 45th Street	2013, 2015 & 2021	145,964	9,112,696		$62.43	0.7%	9,112,696	0.8%
Banque National De Paris	919 Third Avenue	2016	145,834	9,293,672		$63.73	0.7%	4,739,772	0.4%

Total			13,154,024	$664,372,319	(1)	$50.51	48.4%	$515,485,468	45.6%

Portfolio Grand Total			29,537,460	$1,384,754,040	(1)	$46.88		$1,146,633,236

(1) -	Reflects the net rent of $40.99 PSF for the 388-390 Greenwich Street lease. If this lease were included on a gross basis, Citigroup’s total PSF annualized rent would be $58.80.
Total PSF annualized rent for the largest tenants would be $54.26 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $48.55.
(2) -	Inclusive of the City of New York, which has investment grade rated bonds, 34% of the Company’s share of annualized cash rent is derived from investment grade tenants.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Leasing Activity - Manhattan Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 6/30/12			1,511,025

Add: Acquired Vacancies	641 Sixth Avenue		12,900

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	1	8,129	8,129	$63.23
	51 East 42nd Street	4	14,306	14,306	$35.09
	100 Park Avenue	2	12,590	12,790	$67.99
	110 East 42nd Street	1	2,293	2,293	$47.43
	120 West 45th Street	3	20,106	20,261	$57.71
	304 Park Avenue South	1	1,150	1,150	$49.91
	317 Madison Avenue	4	4,197	5,508	$43.03
	331 Madison Avenue	1	12,400	12,400	$35.46
	420 Lexington Avenue	7	19,455	19,019	$52.00
	461 Fifth Avenue	1	6,050	7,134	$111.30
	521 Fifth Avenue	3	29,325	28,565	$56.25
	625 Madison Avenue	1	4,000	4,000	$61.56
	800 Third Avenue	1	3,408	3,408	$66.53
	1350 Avenue of the Americas	3	19,780	20,564	$60.16
	Total/Weighted Average	33	157,189	159,527	$56.40

Retail
	100 Park Avenue	1	13,013	13,013	$23.58
	180 Maiden Lane	1	1,602	1,602	$27.09
	625 Madison Avenue	1	3,021	3,150	$192.33
	673 First Avenue	1	1,018	1,063	$42.45
	711 Third Avenue	1	6,000	7,681	$130.65
	Total/Weighted Average	5	24,654	26,509	$75.62

Storage
	100 Park Avenue	1	882	882	$19.44
	317 Madison Avenue	1	75	83	$22.48
	420 Lexington Avenue	2	95	134	$31.11
	461 Fifth Avenue	1	200	200	$45.96
	1515 Broadway	1	145	171	$35.00
	Total/Weighted Average	6	1,397	1,470	$26.09

	Total Space which became available during the Quarter
	Office	33	157,189	159,527	$56.40
	Retail	5	24,654	26,509	$75.62
	Storage	6	1,397	1,470	$26.09
		44	183,240	187,506	$58.88

	Total Available Space		1,707,165

(1)   Escalated rent is calculated as total annual income less electric charges.

(2)   Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,707,165

Office
	10 East 53rd Street	1	2.0	3,618	4,109	$68.00	$—	$—	—
	51 East 42nd Street	4	2.4	2,310	2,889	$43.30	$40.64	$4.72	0.5
	100 Park Avenue	2	9.5	23,260	25,232	$54.02	$85.44	$81.79	4.4
	110 East 42nd Street	1	3.1	2,244	2,244	$49.00	$49.83	$43.53	1.0
	220 East 42nd Street	1	5.2	1,076	2,657	$52.00	$61.46	$78.35	2.0
	304 Park Avenue South	1	0.5	1,150	1,527	$38.76	$37.59	$—	—
	317 Madison Avenue	3	2.7	2,359	2,697	$43.61	$43.68	$—	0.6
	420 Lexington Avenue	11	6.3	30,268	40,232	$48.12	$53.25	$45.35	1.7
	485 Lexington Avenue	2	14.3	46,429	48,413	$45.81	$50.17	$71.18	7.1
	521 Fifth Avenue	2	8.8	15,048	15,726	$52.67	$43.87	$8.67	3.9
	600 Lexington Avenue	3	10.5	26,088	26,534	$72.18	$77.11	$94.28	4.5
	800 Third Avenue	2	9.6	7,648	7,648	$51.46	$60.08	$42.58	9.0
	810 Seventh Avenue	1	3.4	3,612	3,954	$33.00	$—	$106.45	1.0
	1350 Avenue of the Americas	1	1.7	2,961	3,065	$59.85	$—	$17.96	1.0
	Total/Weighted Average	35	9.3	168,071	186,927	$52.41	$54.26	$59.35	4.2

Retail
	100 Park Avenue	1	15.6	2,519	3,615	$48.41	$—	$—	7.0
	180 Maiden Lane	1	10.0	1,602	1,602	$29.69	$27.09	$—	1.0
	625 Madison Avenue	1	10.0	3,021	3,150	$745.00	$192.33	$—	5.0
	Total/Weighted Average	3	12.4	7,142	8,367	$307.08	$136.62	$—	5.1

Storage
	317 Madison Avenue	1	3.0	75	83	$22.50	$22.48	$—	—
	420 Lexington Avenue	1	4.9	138	165	$25.00	$—	$—	—
	461 Fifth Avenue	1	1.0	200	285	$30.00	$32.25	$—	—
	750 Third Avenue	1	15.0	894	934	$24.00	$—	$5.62	—
	1515 Broadway	1	1.0	145	171	$35.00	$35.00	$—	—
	Total/Weighted Average	5	9.5	1,452	1,638	$26.22	$31.62	$3.20	—

Leased Space
	Office (3)	35	9.3	168,071	186,927	$52.41	$54.26	$59.35	4.2
	Retail	3	12.4	7,142	8,367	$307.08	$136.62	$—	5.1
	Storage	5	9.5	1,452	1,638	$26.22	$31.62	$3.20	—
	Total	43	9.4	176,665	196,932	$63.01	$58.27	$56.36	4.2

Total Available Space as of 9/30/12				1,530,500

Early Renewals
Office
	51 East 42nd Street	2	4.3	1,239	1,490	$41.32	$43.34	$—	—
	120 West 45th Street	1	5.2	4,914	4,914	$54.00	$58.24	$—	2.0
	304 Park Avenue South	1	2.5	2,720	2,835	$45.00	$37.16	$—	—
	317 Madison Avenue	3	2.3	9,015	10,958	$42.72	$49.26	$—	0.3
	420 Lexington Avenue	3	4.4	6,713	8,213	$46.64	$43.32	$37.93	0.9
	Total/Weighted Average	10	3.6	24,601	28,410	$45.96	$47.58	$10.97	0.7

Retail
	810 Seventh Avenue	1	3.0	2,162	2,160	$225.00	$165.04	$—	—
	Total/Weighted Average	1	3.0	2,162	2,160	$225.00	$165.04	$—	—

Storage
	420 Lexington Avenue	1	2.0	200	226	$26.50	28.04	$—	—
	Total/Weighted Average	1	2.0	200	226	$26.50	$28.04	$—	—

Renewals
	Early Renewals Office	10	3.6	24,601	28,410	$45.96	$47.58	$10.97	0.7
	Early Renewals Retail	1	3.0	2,162	2,160	$225.00	$165.04	$—	—
	Early Renewals Storage	1	2.0	200	226	$26.50	$28.04	$—	—
	Total	12	3.5	26,963	30,796	$58.37	$55.67	$10.12	0.7

(1)         Annual initial base rent.

(2)         Escalated rent is calculated as total annual income less electric charges.

(3)         Average starting office rent excluding new tenants replacing vacancies is $49.61/rsf for 89,403 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $48.73/rsf for 117,813 rentable SF.

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 6/30/12			1,045,666

Space which became available during the Quarter (2):
Office
	1100 King Street - 2 Int’l Drive	1	30,000	22,798	$28.80
	1100 King Street - 4 Int’l Drive	1	4,551	4,551	$31.14
	140 Grand Street	1	12,670	12,670	$36.19
	1 Landmark Square	1	8,000	8,000	$34.50
	300 Main Street	2	5,891	5,900	$27.23
	680 Washington Boulevard	1	17,985	17,985	$39.52
	1055 Washington Boulevard	3	12,634	12,634	$32.89
	The Meadows	2	16,390	16,390	$30.20
	Jericho Plaza	4	50,908	50,908	$29.95
	16 Court Street	4	6,635	6,809	$42.07
	Total/Weighted Average	20	172,764	165,045	$32.21

Storage
	680 Washington Boulevard	1	460	460	$12.00
	1055 Washington Boulevard	1	561	561	$12.00
	Jericho Plaza	3	2,393	2,393	$8.03
	Total/Weighted Average	5	3,414	3,414	$9.22

	Total Space which became available during the Quarter
	Office	20	172,764	165,045	$32.21
	Storage	5	3,414	3,414	$9.22
		25	176,178	168,459	$31.75

	Total Available Space		1,221,844

(1)   Escalated rent is calculated as total annual income less electric charges.

(2)         Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties

Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,221,844

Office
	1100 King Street - 4 Int’l Drive	1	1.0	4,551	4,551	$31.14	$31.14	$—	—
	100 Summit Lake Drive	1	5.5	3,045	3,045	$26.00	$—	$47.50	6.0
	140 Grand Street	1	10.0	12,670	12,670	$36.19	$36.19	$10.00	—
	1 Landmark Square	2	5.0	4,866	4,866	$40.39	$28.48	$51.22	1.0
	300 Main Street	3	6.1	7,730	7,730	$25.18	$—	$12.42	5.1
	1010 Washington Boulevard	1	5.6	10,608	10,387	$32.00	$—	$12.45	3.7
	1055 Washington Boulevard	2	6.3	10,665	10,665	$28.33	$32.18	$9.56	1.2
	500 West Putnam Avenue	2	10.4	4,634	4,634	$40.00	$—	$22.89	5.4
	The Meadows	4	4.8	24,165	24,165	$24.13	$30.32	$11.39	2.5
	Jericho Plaza	3	4.7	26,499	27,681	$31.87	$31.31	$23.70	2.1
	16 Court Street	4	4.4	14,655	17,093	$28.57	$38.39	$—	5.1
	Total/Weighted Average	24	5.6	124,088	127,487	$30.15	$32.26	$14.79	2.7

Storage
	1055 Washington Boulevard	1	7.0	561	561	$12.00	$12.00	$—	—
	Jericho Plaza	3	4.1	1,080	1,080	$17.90	$10.09	$—	1.3
	Total/Weighted Average	4	5.1	1,641	1,641	$15.89	$10.74	$—	0.9

Leased Space
	Office (3)	24	5.6	124,088	127,487	$30.15	$32.26	$14.79	2.7
	Storage	4	5.1	1,641	1,641	$15.89	$10.74	$—	0.9
	Total	28	5.6	125,729	129,128	$29.97	$31.80	$14.60	2.7

Total Available Space as of 9/30/12				1,096,115

Early Renewals
Office
	360 Hamilton Avenue	1	5.3	2,650	2,650	$35.00	$43.49	$8.00	4.0
	1 Landmark Square	1	1.0	4,600	4,600	$32.25	$29.65	$5.00	—
	Total/Weighted Average	2	2.6	7,250	7,250	$33.26	$34.71	$6.10	1.5

Storage
Renewals
	Early Renewals Office	2	2.6	7,250	7,250	$33.26	$34.71	$6.10	1.5
	Total	2	2.6	7,250	7,250	$33.26	$34.71	$6.10	1.5

(1)         Annual initial base rent.

(2)         Escalated Rent is calculated as total annual income less electric charges.

(3)         Average starting office rent excluding new tenants replacing vacancies is $31.76/rsf for 74,489 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $31.89/rsf for 81,739 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

In 1st Quarter 2012 (1)	4	20,285	0.11%	$1,070,172	$52.76	$63.26		—	—	—	—	—	—
In 2nd Quarter 2012 (1)	2	4,342	0.02%	$197,916	$45.58	$46.59		—	—	—	—	—	—
In 3rd Quarter 2012 (1)	4	5,124	0.03%	$248,664	$48.53	$50.00		—	—	—	—	—	—
In 4th Quarter 2012	30	238,700	1.33%	$11,351,460	$47.56	$54.67		6	52,860	1.03%	$3,497,220	$66.16	$69.80

Total 2012	40	268,451	1.50%	$12,868,212	$47.94	$55.10		6	52,860	1.03%	$3,497,220	$66.16	$69.80

1st Quarter 2013	25	130,666	0.73%	$8,764,656	$67.08	$64.54		1	152	0.00%	$22,524	$148.18	$150.00
2nd Quarter 2013	39	339,274	1.89%	$23,262,972	$68.57	$72.44		—	—	—	—	—	—
3rd Quarter 2013	45	242,508	1.35%	$12,993,996	$53.58	$58.23		1	120	0.00%	$3,276	$27.30	$30.00
4th Quarter 2013	32	314,667	1.76%	$18,607,776	$59.13	$65.76		2	45,510	0.88%	$2,139,132	$47.00	$68.91

Total 2013	141	1,027,115	5.73%	$63,629,400	$61.95	$66.03		4	45,782	0.89%	$2,164,932	$47.29	$69.08

2014	127	1,779,525	9.93%	$97,314,600	$54.69	$63.47		18	320,038	6.21%	$18,708,624	$58.46	$72.63
2015	128	821,227	4.58%	$41,896,357	$51.02	$56.38		18	155,564	3.02%	$8,916,060	$57.31	$65.77
2016	87	1,214,620	6.77%	$67,434,830	$55.52	$64.84		15	159,431	3.10%	$9,278,988	$58.20	$69.23
2017	104	1,783,822	9.95%	$99,524,748	$55.79	$58.84		10	120,195	2.33%	$8,702,424	$72.40	$72.31
2018	35	669,746	3.74%	$47,496,525	$70.92	$88.51		16	433,049	8.41%	$32,983,212	$76.17	$75.41
2019	25	799,678	4.46%	$48,478,044	$60.62	$62.64		4	130,575	2.54%	$9,634,596	$73.79	$74.69
2020	39	2,251,880	12.56%	$128,975,544	$57.27	$65.76		6	173,990	3.38%	$8,916,384	$51.25	$68.21
2021	47	2,338,765	13.04%	$121,092,907	$51.78	$56.46		3	61,615	1.20%	$2,907,864	$47.19	$65.79
Thereafter	88	4,974,045	27.74%	$264,252,965	$53.13	$65.71		20	862,509	16.75%	$43,309,944	$50.21	$55.19
	861	17,928,874	100.00%	$992,964,132	$55.38	$63.69		120	2,515,608	48.84%	$149,020,248	$59.24	$62.92

							(4)	2	2,634,670	51.16%	$107,986,128
								122	5,150,278	100.00%	$257,006,376

(1)         Includes month to month holdover tenants that expired prior to 9/30/12.

(2)         Tenants may have multiple leases.

(3)         Represents in place annualized rent allocated by year of maturity.

(4)         Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $40.99/psf with annual CPI escalation.

(5)         Management’s estimate of average asking rents as of September 30, 2012. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

In 1st Quarter 2012 (1)	16	99,791	3.44%	$1,368,948	$13.72	$14.65	4	16,984	1.29%	$523,968	$30.85	$31.40
In 2nd Quarter 2012 (1)	—	—	—	—	—	—	—	—	—	—	—	—
In 3rd Quarter 2012 (1)	—	—	—	—	—	—	4	31,005	2.36%	$1,250,726	$40.34	$28.66
In 4th Quarter 2012	13	82,888	2.85%	$2,790,300	$33.66	$34.32	8	71,320	5.42%	$2,185,908	$30.65	$29.85

Total 2012	29	182,679	6.29%	$4,159,248	$22.77	$23.58	16	119,309	9.06%	$3,960,602	$33.20	$29.76

1st Quarter 2013	8	21,772	0.75%	$667,560	$30.66	$34.50	4	4,570	0.35%	$341,208	$74.66	$69.20
2nd Quarter 2013	13	53,220	1.83%	$1,987,596	$37.35	$33.96	8	41,938	3.19%	$1,218,684	$29.06	$27.28
3rd Quarter 2013	13	54,710	1.88%	$1,937,052	$35.41	$33.52	6	54,666	4.15%	$1,694,092	$30.99	$32.59
4th Quarter 2013	5	40,502	1.39%	$1,458,228	$36.00	$40.48	6	15,924	1.21%	$517,872	$32.52	$28.00

Total 2013	39	170,204	5.86%	$6,050,436	$35.55	$35.44	24	117,098	8.89%	$3,771,856	$32.21	$31.49

2014	37	242,481	8.35%	$8,174,736	$33.71	$32.15	33	316,878	24.07%	$11,336,523	$35.78	$32.67
2015	43	304,937	10.50%	$10,406,652	$34.13	$32.66	24	162,678	12.36%	$4,851,397	$29.82	$32.12
2016	48	689,826	23.76%	$21,444,672	$31.09	$33.18	13	80,043	6.08%	$3,143,527	$39.27	$29.48
2017	24	114,528	3.94%	$3,713,316	$32.42	$33.52	15	129,694	9.85%	$4,505,302	$34.74	$36.81
2018	18	155,419	5.35%	$5,682,870	$36.56	$36.27	6	86,805	6.59%	$3,033,180	$34.94	$33.14
2019	17	500,504	17.24%	$13,766,268	$27.50	$28.09	7	51,242	3.89%	$1,578,264	$30.80	$32.47
2020	13	239,638	8.25%	$7,365,192	$30.73	$33.18	8	54,459	4.14%	$1,741,404	$31.98	$34.92
2021	8	142,281	4.90%	$3,512,316	$24.69	$27.07	6	94,335	7.17%	$3,223,812	$34.17	$34.88
Thereafter	15	161,285	5.55%	$5,958,270	$36.94	$36.50	7	103,985	7.90%	$3,403,689	$32.73	$27.75
	291	2,903,782	100.00%	$90,233,976	$31.07	$31.76	159	1,316,526	100.00%	$44,549,556	$33.84	$32.33

(1)         Includes month to month holdover tenants that expired prior to 9/30/12.

(2)         Tenants may have multiple leases.

(3)         Represents in place annualized rent allocated by year of maturity.

(4)         Management’s estimate of average asking rents as of September 30, 2012. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2012	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	90.5	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	86.3	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	95.1	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	80.2	$105,600,000

Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	94.9	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	95.9	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	98.0	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	99.1	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	93.8	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	98.7	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	85.6	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	85.2	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		99.1	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	87.1	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	92.8	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	86.6	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	90.2	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	98.7	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	81.8	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	79.0	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	73.8	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	85.6	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	77.7	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	55.9	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.7	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	87.1	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	90.6	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	95.8	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
				732,300			$477,500,000

(1)  Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2)  Ownership interest from November 01 - May 08 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1)  Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2)  Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3)  Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4)  Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5)  Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6)  Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2012	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	86.4	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	82.8	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	79.8	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	91.2	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	60.9	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	55.1	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	83.7	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	33.0	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	82.2	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307
2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development, Land & West Coast

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2012	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	0.0	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, NJ	278,000	—	57.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	8.1	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	28.3	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	23.3	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	#REF!	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	95.5	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	84.7	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	76.3	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	—	$83,000,000
				5,132,495			$1,410,263,924

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development, Land & West Coast

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (6)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774

(1)  Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2)  Subject to long-term, third party net operating leases.

(3)  Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4)  Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5)  Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(6)  The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	John Perry	(212) 250-4912	john.perry@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).